SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
December 20, 2005 (December 14, 2005)

GOODRICH PETROLEUM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-7940 (Commission File Number)	76-0466193 (I.R.S. Employer Identification No.)

808 Travis Street, Suite 1320 Houston, Texas (Address of principal executive offices)		77002 (Zip code)
Registrant’s telephone number, including area code: (713) 780-9494

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Purchase Agreement
First Amendment to Credit Agreement
First Amendment to Second Lien Term Loan Agreement

Item 1.01. Entry into a Material Definitive Agreement
     On December 14, 2005, Goodrich Petroleum Corporation (the “Company”) entered into amendments to its amended and restated senior credit agreement (the “Amended and Restated Credit Agreement”) and second lien term loan (the “Second Lien Term Loan Agreement”) to permit the Company to pay the quarterly cash dividend on its new 5.375% Series B Cumulative Convertible Preferred Stock. These amendments also contained a waiver from the lenders that allow the Company to redeem all of the Company’s outstanding Series A Convertible Preferred Stock.
     Copies of the amendments to the Amended and Restated Credit Agreement and the Second Lien Term Loan Agreement are attached to this report as Exhibits 4.1 and 4.2, respectively, and are incorporated herein by reference. The descriptions of the amendments to the Amended and Restated Credit Agreement and the Second Lien Term Loan Agreement are qualified in their entirety by reference to Exhibits 4.1 and 4.2.
     In addition, we are refiling as Exhibit 1.1 the Purchase Agreement dated December 16, 2005 among the Company, Bear, Stearns & Co. Inc. and BNP Paribas Securities Corp. as initial purchasers of the Company's recent private offering of the Company's 5.375% Series B Convertible Preferred Stock for gross proceeds of $82.5 million. The Purchase Agreement was originally filed as Exhibit 1.1 to the Company's Current Report on Form 8-K dated December 16, 2005. The Purchase Agreement was re-executed after making minor corrections to its provisions.
Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description
1.1	Purchase Agreement dated December 16, 2005 by and among Goodrich Petroleum Corporation, Bear, Stearns & Co. Inc. and BNP Paribas Securities Corp.

4.1	First Amendment to Amended and Restated Credit Agreement among Goodrich Petroleum Company L.L.C., BNP Paribas and Certain Lenders, dated as of December 14, 2005

4.2	First Amendment to Second Lien Term Loan Agreement among Goodrich Petroleum Company L.L.C., BNP Paribas and Certain Lenders, dated as of December 14, 2005

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOODRICH PETROLEUM CORPORATION
(Registrant)

/s/	D. Hughes Watler, Jr.

D. Hughes Watler, Jr.
Senior Vice President &
Chief Financial Officer
Dated: December 20, 2005

EXHIBIT INDEX

Exhibit No.	Description
1.1	Purchase Agreement dated December 16, 2005 by and among Goodrich Petroleum Corporation, Bear, Stearns & Co. Inc. and BNP Paribas Securities Corp.

4.1	First Amendment to Amended and Restated Credit Agreement among Goodrich Petroleum Company L.L.C., BNP Paribas and Certain Lenders, dated as of December 14, 2005

4.2	First Amendment to Second Lien Term Loan Agreement among Goodrich Petroleum Company L.L.C., BNP Paribas and Certain Lenders, dated as of December 14, 2005